UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Citizens Bancshares Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITIZENS BANCSHARES CORPORATION

75 Piedmont Avenue, N.E.

Atlanta, Georgia  30303

(404) 659-5959

April 21, 2006

To the Shareholders of CITIZENS BANCSHARES CORPORATION:

You are cordially invited to attend the Annual Shareholders’ Meeting of Citizens Bancshares Corporation (the “Company”) to be held on Wednesday, May 24, 2006. Official Notice of the meeting, the Proxy Statement of management of the Company and the Company’s 2005 Annual Report accompany this letter.

The principal purpose of the meeting is to elect directors of the Company for the coming year. We will also review the operations and recent developments of the Company and the Bank for the past year.

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy and return it to the Company in the envelope provided as soon as possible so that your shares can be voted at the Annual Meeting.

Very truly yours,

James E. Young
President and Chief Executive Officer

CITIZENS BANCSHARES CORPORATION

75 Piedmont Avenue, N.E.

Atlanta, Georgia  30303

(404) 659-5959

NOTICE OF THE ANNUAL MEETING TO

BE HELD MAY 24, 2006

To the Shareholders of CITIZENS BANCSHARES CORPORATION:

Notice is hereby given that the Annual Shareholders’ Meeting of Citizens Bancshares Corporation will be held on Wednesday, May 24, 2006, at 10:00 a.m., at Atlanta Life Financial Group, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia, for the following purpose:

(1)         To elect three (3) Class I directors to serve a three-year term expiring at the 2009 annual meeting.

(2)         To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 17, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

By Order of the Board of Directors,

James E. Young
President and Chief Executive Officer

April 21, 2006

PROXY STATEMENT

OF

CITIZENS BANCSHARES CORPORATION

for the Annual Meeting to be Held

May 24, 2006

INTRODUCTION

Time and Place of Meeting

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Shareholders’ Meeting and at any adjournments thereof. The Shareholders’ Meeting will be held on Wednesday, May 24, 2006, at 10:00 a.m., at Atlanta Life Financial Group, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia.

Purpose of Meeting

The purpose of the Annual Shareholders’ Meeting of the Company is to elect three (3) Class I directors who will serve a three year term expiring at the 2009 annual meeting.

Record Date and Voting Rights

Each shareholder of record of the Company at the close of business on April 17, 2006 (the “Record Date”) is entitled to notice of and to vote at the Shareholders’ Meeting. As of the close of business on the Record Date, the Company had (i) 20,000,000 shares of common stock (“Common Stock”), $1.00 par value, authorized, of which 2,002,542 shares of Common Stock were issued and outstanding and held of record by 1,479 shareholders, and (ii) 5,000,000 shares of non-voting common stock, $1.00 par value, of which 90,000 were issued and held by one shareholder. Each share of Common Stock is entitled to one vote on matters to be presented at the meeting.

Requirements for Shareholder Approval

A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. Abstentions and broker non-votes, which are described below, will be counted in determining whether a quorum exists. Only those votes actually cast for the election of a Director, however, will be counted for purposes of determining whether a particular Director nominee receives sufficient votes to be elected. To be elected, a Director nominee must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time, we do not know of any competing nominees.

Abstentions.   A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes.   Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

Procedures for Voting by Proxy

The accompanying form of proxy is for use at the Annual Shareholders’ Meeting of the Company. A shareholder may use this proxy if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if the shareholder does attend the meeting. Shareholders who sign proxies have the right to revoke them at any time before they are voted either by written notice of revocation which is received at the Company’s Main Office before the meeting or by the Secretary at the meeting or by attending the meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted as directed, and where no direction is given, the shares represented by such proxies will be voted for the election of directors listed thereon. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgment.

Solicitation of Proxies

Solicitation of proxies may be made in person or by mail, telephone or facsimile by directors, officers and regular employees of the Company or Citizens Trust Bank (the “Bank”) who will not be specially compensated for such solicitations. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and to secure their voting instructions, if necessary, and will be reimbursed for their expenses incurred in sending proxy materials to beneficial owners. The Company will bear the cost associated with solicitation of proxies and other expenses associated with the Shareholders’ Meeting.

PROPOSAL—ELECTION OF DIRECTORS

Nominees

The Board proposes to elect three (3) Class I directors who will serve a three-year term expiring at the 2009 annual meeting. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated. The affirmative vote of a majority of the shares voted is required for the election of directors.

The table below sets forth for each director nominee (a) the person’s name, (b) his or her age at March 1, 2006, (c) the year he or she was first elected as a director, and (d) his or her position with the Company other than as a director and his or her other business experience for the past five years.

DIRECTOR NOMINEES

Class I Directors
(To Serve a Terms Until 2009)

Name	Age	Year First Elected	Position with the Company;(1) Business Experience
James E. Young	56	1998	President and Chief Executive Officer of the Company and Citizens Trust Bank; previously President and Chief Executive Officer of First Southern Bancshares, Inc. and First Southern Bank
Ray Robinson	58	2000

Serves as director of ChoicePoint, Inc.; Avnet, Inc.; Acuity Brands, Inc.; American Airlines; and Aaron Rents; Vice-Chairman of the East Lake Foundation and previously, President of AT&T Southern Region

H. Jerome Russell	43	2000	President of H.J. Russell & Company; and Russell New Urban Development, LLC; previously served as President of City Beverage Company

(1)          All directors of the Company also serve on the Board of Directors of Citizens Trust Bank.

CONTINUING DIRECTORS

Class II Directors

(Term Expires 2007)

Name	Age	Year First Elected	Position with the Company;(1) Business Experience
Robert L. Brown, Jr	54	2000	President & CEO, R.L. Brown & Associates (architectural and construction management)
C. David Moody	49	2000	President and Chief Executive Officer of C.D. Moody Construction Company
Mercy P. Owens	58	2004	Retired Senior Vice President, Wachovia Bank, N.A.
James E. Williams	57	2004	President of Williams Communications Systems; Partner and Operator of Greenbrier Springs Water Company; Retired Executive Vice President of Turner Broadcasting Systems, Inc.;

(1)          All directors of the Company also serve on the Board of Directors of Citizens Trust Bank.

Class III Directors

(Term Expires 2008)

Name	Age	Year First Elected	Position with the Company;(1) Business Experience
Stephen Elmore	54	2003

Certified Public Accountant; Certified Bank Auditor; Business and Financial Consultant (specializing in litigation support and community bank training in areas of internal audit, risk assessment and regulatory compliance); previously Finance Director of the Environmental Facilities Authority; previously General Auditor of Wachovia Bank of Georgia, NA and Deputy General Auditor of Wachovia Corporation

Ingrid Saunders Jones	60	2004	Senior Vice President, Corporate External Affairs of The Coca-Cola Company; Chairman of The Coca-Cola Foundation; Director of The Coca-Cola Scholars Foundation
Donald Ratajczak	63	2003

Consulting Economist; previously Chairman and Chief Executive Officer of Brainworks Ventures, Inc.; also serves as a Director of AssuranceAmerica Corporation; Ruby Tuesday, Inc., a food service company; Regan Holdings, an insurance service company; and Crown Craft, a distributor of children’s textile products; previously Director of the Economic Forecasting Center at Georgia State University

(1)          All directors of the Company also serve on the Board of Directors of Citizens Trust Bank.

Meetings and Committees of the Board of Directors

During the year ended December 31, 2005, the Board of Directors of the Company and the Bank held 13 meetings. All directors attended at least 75% of the Board meetings and of each committee of the Board of which he or she is a member, except for Ingrid Saunders Jones who attended 62%.

Audit and Compliance Committee.   The Audit and Compliance Committee is responsible for engaging, overseeing and compensating the Company’s independent auditors, pre-approving all allowable audit services, reviewing with the Company’s independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing and approving related party transactions; reviewing the scope and results of the Company’s internal auditing procedures; consulting with the independent accountants and management with regard to the Company’s accounting methods and the adequacy of the Company’s internal accounting controls; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants’ audit and non-audit fees. Audit and Compliance Committee members are Stephen Elmore (Chairman), Robert L. Brown, C. David Moody, Mercy P. Owens, and James E. Williams.

The Board of Directors has determined that each Audit and Compliance Committee member is independent in accordance with the recently amended Nasdaq Stock Market listing standards and applicable Securities and Exchange Commission (“SEC”) regulations. None of the members of the Audit and Compliance Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Board has also determined that Stephen Elmore meets the criteria specified under applicable SEC regulations for an “audit committee financial expert” and that all of the Committee members are financially sophisticated.

Personnel and Compensation Committee.   The Executive Committee serves as the Personnel and Compensation Committee of the Board of Directors of the Company and establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and awards stock-based compensation to executive officers and employees of the Company. The committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for reviewing and monitoring compensation and benefit plans, and payment and awards under those plans, for the Company’s senior executives. In carrying out these responsibilities, the committee reviews the design of all compensation and benefit plans applicable to executive officers, determines base salaries, reviews incentive plan performance measures, establishes incentive targets, approves cash incentive awards based on performance, grants stock options and other long-term incentives, and monitors the administration of the various plans. In all of these matters, the committee’s decisions are reviewed and approved or ratified by the Board of Directors.

The members of this Committee are Ray Robinson (Chairman), Stephen Elmore, C. David Moody, H. Jerome Russell, James E. Williams and James E. Young. All of the committee members except Mr. Young are independent directors in accordance with Nasdaq Stock Market listing standards.

Governance and Nominating Committee.   The Governance and Nominating Committee identifies individuals qualified to become directors of the Company and selects or recommends to the Board the director nominees for the next annual shareholders’ meeting. The Committee also sets director compensation and is responsible for reviewing the performance of the board and other standing committees. The Committee consists of James E. Williams (Chairman), Mercy P. Owens, Robert L. Brown and Ingrid Saunders Jones. All of the committee members are independent directors in accordance with Nasdaq Stock Market listing standards. The Committee has a charter that is available for review by contacting the Corporate Secretary at the Company’s principal office at 75 Piedmont Avenue, N.E., Atlanta, Georgia 30303.

Audit and Compliance Committee Charter

The Audit and Compliance Committee has adopted a written charter and reviews and approves any changes to the charter at least annually. No changes were made to the Committee’s current charter in 2005.

Audit and Compliance Committee Report

The Audit and Compliance Committee reports as follows with respect to the audit of the Company’s 2005 audited consolidated financial statements.

•        The Committee has reviewed and discussed the Company’s 2005 audited consolidated financial statements with the Company’s management;

•        The Committee has discussed with the independent auditors, Elliott Davis, LLC, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements;

•        The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1, which relates to the auditor’s independence from the corporation and its related entities, and has discussed with the auditors the auditors’ independence from the Company; and

•        Based on review and discussions of the Company’s 2005 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s 2005 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.

March 22, 2006	Audit and Compliance Committee	Stephen Elmore, Chairman
Robert L. Brown
C. David Moody
Mercy P. Owens
James E. Williams

Committee Interlocks and Insider Participation

The Executive Committee of the Board of Directors serves as its Personnel and Compensation Committee. During 2005, the Executive Committee consisted of five non-employee directors:  Ray Robinson, C. David Moody, H. Jerome Russell, James E. Williams and Stephen Elmore. James E. Young also serves on the Committee. No executive officer of the Company has served as a director or member of the Compensation Committee of any entity of which Messrs. Robinson, Moody, Russell, Elmore, Williams or Young have served as an executive officer.

Benefits and Executive Committee Reports
on Executive Compensation

The non-employee members of the Executive Committee (the “Committee”) of the Board of Directors of the Company establish the general compensation policies of the Company and establish the compensation plans and specific compensation levels for executive officers. The Committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for reviewing and monitoring compensation and benefit plans, and payment and awards under those plans, for the Company’s senior executives, including the Chief Executive Officer and the other named executive officers. In carrying out these responsibilities, the Committee reviews the design of all compensation and benefit plans applicable to executive officers, determines base salaries, reviews incentive performance measures, establishes incentive targets, approves cash incentive awards based on performance, and monitors the administration of the various plans. In all of these matters, the Committee’s decisions are reviewed and approved or ratified by the Board of Directors.

Base Salaries

The salary of the Chief Executive Officer is evaluated solely by the non-employee members of the Committee. Salaries for the other named executive officers generally are recommended by the Chairman and Chief Executive Officer and reviewed by the Committee. The named executive officers and their salaries were listed in the Summary Compensation Table. In each case, salaries were based principally on a subjective review of the executive’s individual performance and degree of experience and were also designed to be competitive with salaries paid to executives in similar positions in financial institutions of comparable asset size.

Annual Incentives

One of the Committee’s objectives in managing executive compensation is to link directly a significant portion of executive pay to Company performance. The Chief Executive Officer and other executive officers received the amounts shown in the Summary Compensation Table.

Long-Term Incentives

Another major objective of the Committee in managing executive compensation is to reward executives for increasing the value of the Company to its shareholders. The Citizens Bancshares Corporation 1999 Stock Incentive Plan (the “Plan”) accomplishes this objective by providing executives with opportunities to earn and acquire a meaningful ownership interest in the Company. The Committee is authorized to make awards of stock options and other stock-based incentives and selects or ratifies the officers and other key employees to whom awards may be made under the Plan.

Because the value of stock options and other stock awards is determined by the price of the common stock, the Committee believes these awards benefit stockholders by linking a potentially significant portion of executive pay to the performance of the common stock. In addition, the Plan assists the Company in attracting and retaining key employees and providing a competitive compensation opportunity. Awards to executive officers under the Plan are granted based on the Committee’s subjective assessment of the executive’s contributions to the Company’s performance and the degree to which compensation in the form of a long-term incentive is likely to produce improved earnings, return on equity and assets and other measures of Company performance. Based on these factors, the Committee granted options to purchase 4,500 shares of common stock to the executive officers named in the Summary Compensation Table on April 25, 2005.

Other Benefits

In general, the benefit plans provided to key employees, such health care, life insurance, profit sharing and 401(k), are intended to provide an adequate retirement income as well as financial protection against illness, disability or death. Benefits offered to the named executive officers and other executives include an index retirement plan and bank-owned life insurance.

Compensation of the Chief Executive Officer

In determining the compensation of the Chief Executive Officer, the Committee is guided by the Company’s compensation philosophy as described in this report, the Company’s performance and competitive practices. In 2005, Mr. Young’s salary was $218,748. He also received a bonus in the amount of $22,900 and was granted options to purchase 1,800 shares of stock.

Summary

The Company’s executive compensation program encourages executives to manage the Company’s profitability and to increase the value of the business to the shareholders. This emphasis is consistent with the Committee’s policy of linking pay to performance and increasing shareholder value. The Committee believes this approach provides competitive compensation and is in the best interest of the stockholders. The Committee will continue to monitor the effectiveness of the executive compensation program and will initiate changes as it deems appropriate.

Submitted by the following non-employee members of the Executive Committee of the Board of Directors of Citizens Bancshares Corporation.

March 22, 2006	Executive Committee:	Ray Robinson
Stephen Elmore
C. David Moody
H. Jerome Russell
James E. Williams

PERFORMANCE GRAPH

The following Performance Graph compares the yearly percentage change in the cumulative total shareholder return on the Company’s common stock to the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Stock Index for the last five years. The Performance Graph assumes reinvestment of dividends, where applicable.

Performance Graph

Comparison of Cumulative Total Returns

Performance Graph for

Citizens Bancshares Corporation

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Citizens Bancshares Corporation	100.00	115.76	122.31	254.09	259.32	214.13
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL South OTC-BB and Pink Banks Index	100.00	108.31	134.94	180.66	210.80	241.44

Principal Officers

The table set forth below shows for each principal officer of the Company (a) the person’s name, (b) his age at March 1, 2006, (c) the year he was first elected as an officer of the Company, and (d) his present position with the Company and the Bank and other business experience for the past five years, if he has been employed by the Company or the Bank for less than five years.

Name	Age	Year First Elected	Position with the Company
James E. Young	56	1998	President and Chief Executive Officer of the Company and the Bank
Cynthia N. Day	40	2003	Executive Vice President and Chief Operating Officer of the Company and the Bank; previously, Executive Vice President of Citizens Federal Savings Bank, Birmingham, Alabama (1993-2003)
Samuel J. Cox	48	1998	Senior Vice President and Chief Financial Officer of the Bank and Assistant Treasurer and Chief Financial Officer of the Company

EXECUTIVE COMPENSATION

The following table sets forth certain summary information concerning the compensation paid to the executive officers of the Company and the Bank listed below.

Cash Compensation Table

		Annual Compensation(1)		Number of Securities
Name and Principal Position	Year	Salary($)	Bonus($)	Underlying Options	All Other Compensation($)(2)
James E. Young,	2005	218,748	22,900	1,800	5,877
President and Chief Executive Officer	2004	218,545	16,000	15,000	4,953
	2003	218,545	—	—	5,464
Cynthia N. Day,	2005	111,751	12,400	1,400	1,353
CPA Executive Vice President and Chief	2004	105,000	—	—	2,625
Operating Officer
Samuel J. Cox,	2005	111,630	7,400	1,300	2,601
CPA Senior Vice President and Chief	2004	101,929	—	—	2,559
Financial Officer

(1)          Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under regulations adopted by the Securities and Exchange Commission (“SEC”). The Company has not awarded any restricted stock or long-term incentives. Accordingly, columns relating to such awards have been omitted.

(2)          Consists of matching 401(k) contributions.

Employment Agreement.   After the merger of First Southern Bancshares, Inc. with and into the Company, which was effective on January 30, 1998, James E. Young became President and Chief Executive Officer of the Company. Mr. Young entered into an employment agreement with the Company. The salary provision of the employment agreement is reviewed annually by the Board of Directors and increased in an amount as may be determined by the Board. The agreement also provided for incentive compensation contingent upon certain performance goals being met and grants to Mr. Young an option to purchase 17,500 shares of Common Stock to be vested over a five-year term at an exercise price of $9.88 per share.

Change in Control Agreement.   The Company has entered into Change in Control Agreements with the three executive officers named in the Compensation Table above to provide benefits to the executive officers in the event of a change in control of the Company. The agreements will remain in effect for two years following a change in control. Pursuant to the agreement, if the executive is involuntarily terminated without cause or resigns for good reason (defined as a material diminution of the executive’s responsibilities or duties, a material reduction in base salary, incentive and/or benefits, an elimination of benefit or incentive programs in which the executive participates without availability of comparable replacement programs, or a change of place of employment to more than 50 miles from the current business office), the executive will receive a lump sum amount equal to 2.5 times the executive’s annual base salary for Mr. Young, 1.5 time her base salary for Ms. Day, and one time his base salary for Mr. Cox, as well as the continuation of certain employee welfare benefits for a period of 12 months and a payment equal to the executive’s cost of COBRA continuation health coverage for a period of 12 months. The executive will accordingly be subject to non-competition and non-solicitation provisions during the 12 months following termination or resignation for good cause.

In the case of Mr. Young, the provisions of the change in control agreement relating to severance benefits shall supersede and replace the provisions relating to severance benefits contained in his employment agreement described above, and the non-competition and non-solicitation provisions shall supplement the restrictive covenants contained in his employment agreement.

Stock Options.   Pursuant to the Citizens Bancshares Corporation 1999 Stock Incentive Plan (the “Plan”), on April 25, 2005, the persons named in the Summary Compensation Table were granted options to purchase 4,500 shares of common stock at an exercise price of $13.41 per share, as compared to a market value of $13.00 per share on the date of grant. These options vest at a rate of 33.3% per year commencing on April 24, 2006. The following table contains information concerning options granted in 2005.

Options Granted in Last Fiscal Year

	Number of Securities Underlying Options	Percent of Total options Granted to Employees in	Exercise or Buy Price (Dollars	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
	Granted	Fiscal Year	Per Share)	Date	5%	10%
James E. Young	1,800	9%	$13.41	4/24/2015	$1,206	$2,412
Cynthia N. Day	1,400	7%	$13.41	4/24/2015	$938	$1,876
Samuel J. Cox	1,300	6%	$13.41	4/24/2015	$871	$1,742

The following table contains, with respect to the persons named in the Summary Compensation Table, information concerning the number of options to purchase Common Stock, the number currently exercisable, and the value of the options as of December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at 12/31/05 (#): Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at 12/31/05 ($): Exercisable/ Unexercisable
James E. Young	312	$1,950	31,376/11,800	$55,849/$21,004	(1)
Cynthia N. Day	0	$0	0/1,400	$0/$0	(2)
Samuel J. Cox	1,256	$8,038	0/1,300	$0/$0	(2)

(1)          Calculated by subtracting the weighted average exercise price ($8.87 per share) from $10.65 per share, the market price per share as of December 31, 2005.

(2)          Calculated by subtracting the weighted average exercise price ($13.41 per share) from $10.65 per share, the market price per share as of December 31, 2005.

Equity Compensation Plan Information

Equity Compensation Plan Table
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	42,676	$11.35	281,934
Equity compensation plans not approved by security holders	17,500	$9.88	—
Total	60,176	$10.92	281,934

Director Fees

The directors of the Company receive fees in the amount of $300.00 per meeting for their service as directors of the Company, with the exception of the Chairman, who receives $1,000 for each monthly meeting attended. Directors also receive a retainer in the amount of $3,000 annually, which is payable on a quarterly basis in shares of Common Stock of the Company, except for one director who receives the retainer in cash.

CERTAIN TRANSACTIONS

The Company’s directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Principal Holders of Common Stock

The following table sets forth the persons who beneficially owned, at March 31, 2006, more than five percent of outstanding shares of Common Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Herman J. Russell	587,177	29.38%
504 Fair Street, S.W.
Atlanta, Georgia 30313
Hot Creek Capital, LLC	148,450	7.43%
6900 South McCarran Boulevard
Reno, Nevada 89509

(1)          The information shown above is based upon information furnished to the Company by the named persons Information relating to beneficial ownership of Common Stock is based upon “beneficial ownership” concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose or to direct the voting of such security, or “investment power,” which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

Common Stock Owned by Management

The following table sets forth the number and percentage ownership of shares of Common Stock beneficially owned by each director of the Company and by all directors and principal officers as a group, at March 31, 2006. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

Name of Director	Number of Shares Beneficially Owned(1)		Percent Of Class
Robert L. Brown	8,936		*
1394 Doe Valley Drive
Lithonia, Georgia 30058
Stephen Elmore	565		*
115 Shady Brook Walk
Fairburn, Georgia 30213
Ingrid Saunders	—		*
Jones P.O. Box 1734
Atlanta, Georgia 30301
C. David Moody	51,576	(2)	2.58%
6017 Redan Road
Lithonia, Georgia 30058
Mercy P. Owens	179		*
3156 Center Way
Duluth, Georgia 30097
Ray Robinson	3,339		*
3445 Peachtree Road, NE Suite 175
Atlanta, Georgia 30324
Donald Ratajczak	2,566		*
1681 Lady Marian Lane
Atlanta, Georgia 30309
H. Jerome Russell	6,880		*
504 Fair Street
Atlanta, Georgia 30313

James E. Williams	180		*
4187 Sandy Lake Drive
Lithonia, Georgia 30038
James E. Young	42,597	(3)	2.13%
647 Master Drive Stone
Mountain, Georgia 30032
All directors and principal officers as a group (14 persons)	124,388		6.22%

*                    Represents less than 1%.

(1)          The information shown above is based upon information furnished to the Company by the named persons. Information relating to beneficial ownership of Common Stock is based upon “beneficial ownership” concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose or to direct the voting of such security, or “investment power,” which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

(2)          Consists of (a) 3,900 shares owned of record by Mr. Moody, (b) 2,340 shares owned jointly with his spouse, (c) 38,981 shares owned by C.D. Moody Construction Company, a company controlled by Mr. Moody, and (d) 6,355 shares owned by his spouse.

(3)          Consists of (a) 11,221 shares owned of record by Mr. Young and (b) currently exercisable options to purchase 31,376 shares.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who own more than 10% of the Company’s outstanding Common Stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company’s Common Stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the reports they file.

To the Company’s knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.

ACCOUNTING MATTERS

Elliott Davis, LLC, Columbia, South Carolina, certified public accountants, was appointed by the Audit Committee of the Board of Directors of the Company to examine the financial statements of the Company as of and for the year ended December 31, 2005. The Audit Committee intends to continue the services of this firm for the year ending December 31, 2006. A representative of Elliott Davis, LLC is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.

The following table sets forth the fees billed to the Company for the years ended December 31, 2005 by Elliott Davis, LLC and for the years ended December 31, 2004 by Elliott Davis, LLC and Deloitte & Touche LLP, which served as the Company’s independent accountants until August 12, 2004.

	2005	2004(1)(2)
Audit Fees	$133,395	$200,983
Audit-Related Fees	3,115	59,009
Tax Preparation Fees	18,450	32,250
Total Fees	$134,960	$292,242

(1)          $4,724 in audit-related fees as paid to Elliott Davis, LLC.

(2)          $200,983 in audit fees and $54,285 in audit-related fees, and $32,250 in tax preparation fees as paid to Deloitte & Touche, LLP.

Audit Fees

Audit fees represent fees billed by Elliott Davis, LLC and Deloitte & Touche LLP for professional services rendered in connection with the audit of the Company’s annual financial statements for 2005 and 2004.

Audit Related Fees

Audit related fees represent fees for professional services reasonably related to the performance of the audit or review of the Company’s financial statements not included in “Audit Fees” above. These include review of the financial statements included in the Company’s quarterly filings on Form 10-Q and annual filings on Form 10-K and quarterly internal audits.

Tax Fees

Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax preparation, tax compliance, and tax planning.

The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of the Company’s principal accountant.

The fees billed by Elliott Davis, LLC and Deloitte & Touche LLP were pre-approved by the audit committee for the Company in accordance with the policies and procedures of the audit committee. The audit committee pre-approves all audits and the majority of non-audit services provided by the Company’s independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2005, 100% of the fees incurred were pre-approved.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

General

The Governance and Nominating Committee has adopted a policy regarding shareholder communications and director nominations. The Governance and Nominating Committee will consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors and who are nominated in accordance with procedures described below.

To submit a recommendation of a director candidate to the Governance and Nominating Committee, a shareholder must submit the following information in writing, addressed to the Governance and Nominating Committee, in care of the Corporate Secretary, at the main office of the Company at 75 Piedmont Avenue, N.E., Atlanta, Georgia 30303.

1.                The name of the person recommended as a director candidate;

2.                All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including appropriate biographical information.

3.                The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.                As to the shareholder making the recommendation, his or her name, address, number of shares of Company common stock beneficially owned, the dates on which the shareholder acquired his or her shares, documentary support for any claim of beneficial ownership and his or her relationship or affiliation with the nominee; and

5.                A statement as to the qualification of the nominee.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Committee at least 120 calendar days prior to the date the Company’s proxy statements was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Director Qualifications

The Governance and Nominating Committee considers the following criteria in selecting nominees:  business experience; knowledge of the Company and the financial services industry; experience in serving as director of the Company or of another financial institution or public company generally; wisdom, integrity and ability to make independent analytical inquiries; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director of the Company; and any other factors the Governance and Nominating Committee deems relevant.

Other Shareholder Communications

Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and delivering it to the Corporate Secretary of the Company at the address of the Company’s principal office at 75 Piedmont Avenue, N.E., Atlanta, Georgia 30303. The recipients will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

Attendance at Annual Meeting

Although the Company does not have a formal policy regarding the Board of Directors’ attendance at the annual meeting, directors are expected to attend the meeting. All directors attended the 2004 Annual Meeting.

Shareholder Proposals for 2007 Annual Meeting

Shareholder proposals submitted for consideration at the next Annual Meeting of Shareholders must be received by the Company no later than December 26, 2006 to be included in the 2007 proxy materials. If the Company does not receive such notice prior to that date, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

AVAILABLE INFORMATION

A copy of the Company’s Annual Report on Form 10-K (except for exhibits thereto), quarterly reports on Form 10-Q, and any current Reports on Form 8-K are available upon request without charge. Shareholders may request a copy of these documents by contacting Samuel J. Cox, Citizens Bancshares Corporation, 75 Piedmont Avenue, N.E., Atlanta, Georgia 30303 (Telephone: (404) 659-5959).

Citizens Bancshares Corporation	V O T E B Y T E L E P H O N E
c/o Stock Transfer Department	Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.
Post Office Box 105649
Atlanta GA 30348
1
V O T E B Y I N T E R N E T
ISEDORA MCLEOD	Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.
KITSON TOWN PA ST CATHERINE
WEST INDIES
JAMAICA
V O T E B Y M A I L
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using a	Access the Website and	Return your proxy
touch-tone telephone:	cast your vote:	in the postage-paid
1-888-693-8683	www.cesvote.com	envelope provided

Vote 24 hours a day, 7 days a week.

If you vote by telephone or over the Internet, do not mail your proxy card.

Proxy card must be signed and dated below.

ê Please fold and detach card at perforation before mailing. ê

CITIZENS BANCSHARES CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2006

The undersigned hereby appoints Cynthia N. Day and Samuel J. Cox as proxies, each with the power to appoint his or her substitute, and hereby authorizes them, and each of them, to represent and vote as designated all the shares of common stock of Citizens Bancshares Corporation held of record by the undersigned on April 17, 2006 at the Annual Meeting of Shareholders to be held on May 24, 2006 or any adjournments thereof.

Date:	, 2006

Signature:

Signature:

If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE AND SIGN THIS PROXY, AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

ê Please fold and detach card at perforation before mailing. ê

CITIZENS BANCSHARES CORPORATION	PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

1.               To elect the following persons to serve as directors for a three-year term until the 2009 annual meeting:

(1) James E. Young	(2) Ray Robinson	(3) H. Jerome Russell

☐	FOR All Nominees	☐	WITHHOLD Authority to Vote
	(except as noted below)		for All Nominees Listed Above

To withhold authority to vote for any nominee, write that nominee’s name below:

PLEASE MARK, DATE AND SIGN THIS PROXY, AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY.